UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 10, 2018

(Date of earliest event reported)

Enservco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South Cherry Street, Suite 1000

Denver, Colorado 80246

(Address of principal executive offices) (Zip Code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 10, 2018, Enservco Corporation (the “Company”) issued a press release providing updates on its first quarter financial results.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On May 10, 2018, the Company posted to its website a company presentation (the “Presentation Materials”) about Enservco’s operations and performance that management intends to use from time to time. Enservco may use the Presentation Materials, possibly with modifications, in presentations to current and potential investors, lenders, creditors, vendors, customers and others with an interest in Enservco and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of Enservco’s filings with the Securities and Exchange Commission and other public announcements that Enservco may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While Enservco may elect to update the Presentation Materials in the future to reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, Enservco specifically disclaims any obligation to do so. The Presentation Materials are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, Enservco makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.2, that is required to be disclosed solely by Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

Some of the matters discussed in the Presentation Materials contain forward-looking statements that involve uncertainties and risks. Actual results could differ materially from those projected and Enservco cautions readers not to place undue reliance on the forward-looking statements contained in, or made in connection with, the Presentation Materials. Detailed risks are those set forth in Enservco’s Annual Report on Form 10-K for the year ended December 31, 2017, and subsequently filed documents with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated May 10, 2018

99.2	Slideshow Presentation dated May 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSERVCO CORPORATION

Date: May 10, 2018	By:	/s/ Ian Dickinson
Ian Dickinson
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 10, 2018

99.2	Slideshow Presentation dated May 2018.

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